UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Director.

On December 12, 2013, the Board of Directors of MBIA Inc. (“MBIA”) elected Sean D. Carney as a member of MBIA's Board of Directors.  In connection with Mr. Carney’s election, the Board of Directors increased its size from eight to nine directors.

MBIA’s Board of Directors has determined that Mr. Carney is an Independent Director under the independence standards set forth in the New York Stock Exchange Corporate Governance Listing Standards and in the MBIA Inc. Board Corporate Governance Practices.

Mr. Carney will participate in the compensation and benefit program for independent directors as described under the heading “Independent Directors’ compensation” in MBIA’s Proxy Statement for its Annual Meeting of Shareholders held on May 2, 2013 (filed with the Securities and Exchange Commission on March 18, 2013) (the “Proxy Statement”).

Mr. Carney was designated and elected to the Board of Directors pursuant to the terms of the amended and restated Investment Agreement dated as of February 6, 2008 (the “Investment Agreement”) between MBIA Inc. and Warburg Pincus Private Equity X, L.P. (“Warburg Pincus”).  Under the Investment Agreement, following Kewsong Lee’s resignation from the Board on November 11, 2013, David A. Coulter, Warburg Pincus’ remaining member of the Board of Directors, had the right to designate Mr. Lee’s replacement on the Board, and the Board was required to use its reasonable best efforts to take all action required to fill the vacancy resulting from Mr. Lee’s resignation with Mr. Coulter’s designee.  The Investment Agreement is described under the heading “Certain relationships and related transactions––Investment agreement” in the Proxy Statement.

Item 7.01.  Regulation FD Disclosure.

A copy of MBIA’s press release dated December 12, 2013 regarding the election of Mr. Carney as a director is furnished as part of this Current Report as Exhibit 99.1.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by MBIA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press Release issued by MBIA Inc. dated December 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date:	December 12, 2013

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated December 12, 2013

Exhibit 99.1	Press Release issued by MBIA Inc. dated December 12, 2013.